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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 16, 2001, relating to the financial statements and financial statement schedule which appears in International Remote Imaging Systems, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PRICEWATERHOUSECOOPERS


PricewaterhouseCoopers LLP
Los Angeles, California
June 14, 2001